Exhibit 10

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Private Placement Memorandum and the Statement of Additional Information constituting parts of this Post-Effective Amendment No. 8 to the registration statement on Form N-1A ("Registration Statement") of Martin Currie Business Trust ("MCBT") of our reports dated June 23, 2000, relating to the financial statements and financial highlights of MCBT Asia Pacific ex Japan Fund, MCBT EMEA Fund, MCBT Global Emerging Markets Fund, MCBT Opportunistic EAFE Fund, and MCBT Japan Small Companies Fund (the "Funds") which appear in each Fund's April 30, 2000 Annual Report, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the headings "Independent Accountants" and "Financial Highlights Information" in the Private Placement Memorandum and under the headings "Investment Advisory and Other Services-Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
August 17, 2000